Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (amendment No.____)

Filed by the Registrant                      [ ]
Filed by a Party other than the Registrant   [X]

Check the appropriate box:

[ ]         Preliminary Proxy Statement
[ ]         Confidential, for Use of the Commission Only (as permitted by Rule
[ ]         14a-6(e)(2))
[X]         Definitive Proxy Statement
[ ]         Definitive additional Materials
[ ]         Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

         OPTIMA PETROLEUM CORPORATION
         (Name of Registrant as Specified In Its Charter)

         Campney & Murphy, P.O. Box 48800
         2100-1111 West Georgia Street, Vancouver, B.C., Canada, V7X 1K9 (name of Persons(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1.    Title of each class of securities to which transaction applies:



         2.    Aggregate number of securities to which transaction applies:



         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



         4.    Proposed maximum aggregate value of transaction:

         5.    Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.    Amount Previously Paid:

         2.    Form, Schedule or Registration Statement No:

         3.    Filing Party:

         4.    Date Filed:

        ----------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
        ----------------------------------------------------------------



Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of OPTIMA PETROLEUM CORPORATION (the "Company") will be held on Tuesday, June 30, 1998 at 2100 - 1111 West Georgia Street, Vancouver, British Columbia, Canada, at the hour of 10:00 a.m. (local time in Vancouver, B.C.) for the following purposes:

1. To receive the audited annual financial statements of the Company for its fiscal year ended December 31, 1997;

2.      To elect as directors for the ensuing year:

               Robert L. Hodgkinson
               William C. Leuschner
               Ronald P. Bourgeois
               Emile D. Stehelin

3. To appoint KPMG, Chartered Accountants, as the Company's auditor for the ensuing fiscal year;

4. To approve the transaction of such other business as may properly come before the Meeting.

Accompanying this Notice is a Proxy Statement/Information Circular and a Proxy. Shareholders of record as of the close of business on May 26, 1998 are entitled to receive this Notice and vote or have their shares voted at the Meeting.

Shareholders unable to attend the Meeting in person should read the notes to the enclosed Proxy and complete and return the Proxy to the Company's Registrar and Transfer Agent or at the Meeting within the time required by, and to the location set out in, the notes to the Proxy.

The enclosed Proxy is solicited by Management and the Board of Directors of the Company and the shareholder may amend it, if he or she wishes, by inserting in the space provided the name of the person the shareholder wishes to represent the shareholder as proxyholder at the Meeting.

DATED at Vancouver, British Columbia, this May 26, 1998.



                                     BY ORDER OF THE BOARD
                                     /S/ ROBERT L. HODGKINSON
                                     ---------------------------------
                                     ROBERT L. HODGKINSON, PRESIDENT

                          OPTIMA PETROLEUM CORPORATION


                               PROXY STATEMENT AND
                              INFORMATION CIRCULAR



                                     FOR THE





                         ANNUAL MEETING OF SHAREHOLDERS





                                  TO BE HELD ON

                                  JUNE 30, 1998

                         PERSONS MAKING THE SOLICITATION

This Proxy Statement and Information Circular ("Proxy Statement") is furnished in connection with the solicitation of proxies being made by Management and the Board of Directors of OPTIMA PETROLEUM CORPORATION (the "Company" or "Optima") for use at the Annual Meeting of Shareholders (the "AGM" or "Meeting") to be held on Tuesday, June 30, 1998 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. While it is expected that the solicitation will be made primarily by mail, proxies may be solicited personally or by telephone by directors, officers and employees of the Company.

All costs of this solicitation will be borne by the Company.

                      APPOINTMENT AND REVOCATION OF PROXIES

This Proxy Statement and the accompanying Proxy will first be mailed to shareholders on or about June 5, 1998 (all information as at May 26, 1998 unless otherwise noted).

The individuals named in the accompanying Proxy are directors and/or officers of the Company. A SHAREHOLDER WISHING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE AGM HAS THE RIGHT TO DO SO, EITHER BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE PROXY OR BY COMPLETING ANOTHER PROXY. The Proxy will not be valid unless it is completed and delivered to the Montreal Trust Company of Canada not less than 48 hours (excluding Saturdays, Sundays and holidays) before the AGM at which the person named therein purports to vote in respect thereof, or deposited with the Chair of the Meeting on the day of the Meeting prior to its commencement.

A shareholder who has given a Proxy may revoke it by an instrument in writing delivered either to the registered office of the Company at 2100 - 1111 West Georgia Street, Vancouver, British Columbia, V7X 1K9 at any time up to and including the last business day preceding the day of the AGM or an adjournment thereof, or to the Chair of the Meeting on the day of the AGM or an adjournment thereof.

Revocation of a Proxy does not affect any matter on which a vote has been taken before the revocation.

                             EXERCISE OF DISCRETION

THE SHARES OF THE COMPANY COMMON STOCK REPRESENTED BY A PROXY WILL BE VOTED OR WITHHELD FROM VOTING BY THE PROXY HOLDER IN ACCORDANCE WITH THE INSTRUCTION OF THE SHAREHOLDER. IF THE SHAREHOLDER SPECIFIES A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON, THE SHARES WILL BE VOTED ACCORDINGLY. IN THE ABSENCE OF ANY INSTRUCTION IN A PROXY, IT IS INTENDED THAT SUCH PROXY WILL BE UTILIZED TO VOTE FOR ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AND THE APPOINTMENT OF KPMG AS AUDITORS.

A properly executed proxy marked "ABSTAIN", although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate voting power and number of shares represented and entitled to vote at the Meeting, will not be voted. Accordingly, abstentions will have the same effect as a vote against the proposal. Shares represented by "broker non-votes" (i.e., shares held by brokers or nominees which are represented at a meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted for purposes of determining the aggregate voting power and number of shares represented at the Meeting but will be disregarded in the calculation of a plurality or of "votes cast". Accordingly, "broker non-votes" will have no effect on the proposal as to which the broker has no authority to vote.

THE ACCOMPANYING INSTRUMENTS OF PROXY CONFER DISCRETIONARY AUTHORITY ON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND IN THE CONSENT, AND WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. FOR THOSE SHAREHOLDERS VOTING AGAINST THE PROPOSALS CONTAINED IN THE PROXY FOR THE MEETING, THE DISCRETIONARY AUTHORITY OF THOSE NAMED THEREIN WILL NOT BE VOTED TO ADJOURN ANY MEETING. AT THE DATE HEREOF, MANAGEMENT OF THE COMPANY KNOWS OF NO SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS TO COME BEFORE THE MEETING OR TO BE ACTED UPON PURSUANT TO THE CONSENT OTHER THAN THE MATTERS REFERRED TO IN THE NOTICE OF MEETING.

THE DIRECTORS AND OFFICERS OF THE COMPANY OWN 2,607,374 COMMON SHARES OF THE COMPANY IN THE AGGREGATE, AS OF THE RECORD DATE, REPRESENTING 23.7% OF THE OUTSTANDING SHARES. THEY WILL VOTE THESE SHARES IN FAVOUR OF ALL MATTERS DISCLOSED IN THIS PROXY.

          VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

As of May 26, 1998, the Company had outstanding 11,002,346 fully paid and non-assessable common shares without par value, each share carrying the right to one vote.

Only shareholders of record at the close of business on May 26, 1998 will be entitled to receive the Notice of Annual and Special Meeting of Shareholders and to vote or to have their shares voted at the AGM.

The following table sets forth the beneficial ownership of common shares of the Company as at May 26, 1998 of each person (including any group as that term is used in section 13(d)(3) of the U.S. Securities Exchange Act of 1934, as amended) known by the Company to be the beneficial owner of more than five percent of the common shares of the Company, of each Director or nominee who owns any such shares, of each Named Executive Officer (as defined below) and of all officers and directors of the Company as a group:


                                                                       Number of
                                                                         Shares
                                                                       Beneficially     Percentage
                                                                          Owned          of Class
                                                                        including          (not
Title of Class   Name and Address of Beneficial Owner                   options(1)     including options)
--------------   ------------------------------------                   ----------     ------------------
Common Shares    R.L. Hodgkinson, Vancouver, B.C., Canada               1,150,000(2)        8.6%
                 (director, officer)
Common Shares    Wellington Management, Boston, MA, USA                 1,079,000           9.8%
Common Shares    State Street Research & Management, Boston, MA,          572,000           5.2%
                 USA
Common Shares    W.C. Leuschner, Calgary, Alberta, Canada                 685,225(2)        5.1%
                 (director, officer)
Common Shares    E.D. Stehelin, Whitehorse, Yukon, Canada                 572,342(2)        4.5%
                 (director)
Common Shares    R.P. Bourgeois, Vancouver, B.C., Canada                  134,151(2)         *
                 (director, officer)
Common Shares    M.G. Abbott, Calgary, Alberta, Canada (director)          65,656(2)         *

                                                                       Number of
                                                                         Shares
                                                                       Beneficially     Percentage
                                                                          Owned          of Class
                                                                        including          (not
Title of Class   Name and Address of Beneficial Owner                   options(1)     including options)
--------------   ------------------------------------                   ----------     ------------------
Common Shares    All directors and executive officers as a group        2,607,374          23.7%
                 (5 persons)


*       Less than 1%

(1) Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Options to purchase shares of Common Stock which are currently exercisable or will become exercisable within 60 days of May 26, 1998 (the Record
        Date), are deemed to be outstanding for purposes of computing the percentage of the shares held by an individual but are not outstanding for purposes of computing the percentage of any other person. Except as indicated otherwise in the footnotes below, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)     Includes options currently exercisable by these individuals as follows:
        R.L. Hodgkinson 200,000; W.C. Leuschner 125,000, E. D. Stehelin 75,000, R.P. Bourgeois 75,000 and M.G. Abbott 50,000.

                             EXECUTIVE COMPENSATION

Set out below are particulars of compensation paid to the following persons (the "Named Executive Officers"):

(a)     the Company's chief executive officer;

(b) each of the Company's four most highly compensated executive officers, other than the chief executive officer, who were serving as executive officers at the end of the most recently completed financial year and whose total salary and bonus exceed $100,000 per year; and

(c) any additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of the Company at the end of the most recently completed financial year.

As at December 31, 1997, the end of the most recently completed fiscal year of the Company, the Company had three Named Executive Officers, Robert L. Hodgkinson, the Chief Executive Officer, President and a director of the Company, William C. Leuschner, the Chairman and a director of the Company and Ronald P. Bourgeois, the Chief Financial Officer and a director of the Company.

SUMMARY COMPENSATION TABLE

The following table is a summary of compensation paid to the Named Executive Officers and directors as a group for the three most recently completed financial years. Specific aspects of this compensation are dealt with in further detail in the following tables.

Unless otherwise indicated, in this Proxy Statement all references to dollars are in Canadian currency.

                                        Annual Compensation                       Long Term Compensation
                                  -------------------------------------    --------------------------------------
                                                                                     Awards              Payouts
                                                                           --------------------------    --------
                                                                           Securities      Restricted
                      Fiscal                               Other           Underlying         Stock        LTIP        All Other
Name and               Year       Salary      Bonus        Annual           Options/          Awards      Payouts    Compensation
Principal Position    Ending       ($)         ($)     Compensation ($)     SARs (#)           (#)          ($)           ($)
------------------    ------      ------      -----    ----------------    ----------      ----------     -------    ------------
Robert L. Hodgkinson  1997         Nil         Nil        150,000 (1)          Nil             Nil          N/A           Nil
CEO, President and    1996         Nil         Nil                           200,000           Nil          N/A           Nil
Director              1995         Nil         Nil        150,000 (1)       150,000(3)         Nil          N/A           Nil
                                                          166,500 (2)

William C. Leuschner  1997         Nil         Nil        150,000 (4)          Nil             Nil          N/A           Nil
Chairman and          1996         Nil         Nil        150,000 (4)       125,000            Nil          N/A           Nil
Director              1995         Nil         Nil        149,000 (2)       150,000 (3)        Nil          N/A           Nil


Ronald P. Bourgeois   1997         Nil         Nil        118,000 (5)          Nil             Nil          N/A           Nil
CFO, Secretary and    1996         Nil         Nil        118,000 (5)         75,000           Nil          N/A           Nil
Director              1995         Nil         Nil         96,000 (2)        125,000 (3)       Nil          N/A           Nil


(1) These monies were paid to Hodgkinson Equities Corporation, a private company of which Mr. Hodgkinson is the principal shareholder, pursuant to a consulting agreement. Refer to "Management Contracts" for further particulars.

(2) Includes compensation paid by Roxbury Capital Corporation in 1995 prior to the plan of arrangement.

(3) All securities under options granted prior to the grant of April 3, 1995 were cancelled pursuant to the terms and conditions of the Company's current stock option plan.

(4) These monies were paid to Leuschner International Resources Ltd., a private company of which Mr. Leuschner is the Chairman and principal shareholder, pursuant to a consulting agreement. Refer to "Management Contracts" for further particulars.

(5) These monies were paid to Mr. Bourgeois pursuant to a consulting agreement. Refer to "Management Contracts" for further particulars.

OPTIONS/SARS GRANTED DURING THE MOST RECENTLY COMPLETED FISCAL YEAR

During the Company's most recently completed fiscal year, there were no incentive stock options granted to the Named Executive Officers and no SARs (stock appreciation rights) were granted during this period.

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY
COMPLETED FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

The following table sets out incentive stock options exercised by the Named Executive Officers during the most recently completed fiscal year as well as the fiscal year end value of stock options held by the Named Executive Officers. During this period, no outstanding SARs were held by Named Executive Officers.

                                                          No. of                     Value of
                                                   Securities Underlying            Unexercised
                       Securities                      Unexercised                  In-the-Money
                        Acquired        Value         Options/SARs at             Options/SARs at
                           on          Realized       Fiscal Year-End             Fiscal Year-End
                        Exercise         ($)                (#)                         ($)
 Name                      (#)           (1)     Exercisable/Unexercisable    Exercisable/Unexercisable (2)
 ----                      ---           ---     -------------------------    -----------------------------
 Robert L. Hodgkinson      Nil           Nil           200,000 / Nil                  Nil / Nil

 William C. Leuschner      Nil           Nil           200,000 / Nil                  Nil / Nil

 Ronald P. Bourgeois       Nil           Nil           153,000 / Nil                 Nil / Nil

(1) Based on the difference between the option exercise price and the closing market price of the Company's shares, on the date of exercise.

(2) In-the-Money options are those where the market value of the underlying securities at the fiscal year end exceeds the exercise price of the options. The closing market price of the Company's shares as at December 31, 1997 (ie. fiscal year end) was $1.50.

LONG-TERM INCENTIVE PLANS - AWARDS IN MOST RECENTLY COMPLETED FISCAL YEAR

The Company does not have a Long-Term Incentive Plan in place and therefore there were no awards made under any long-term plan to the Named Executive Officers during the Company's most recently completed fiscal year. A "Long-Term Incentive Plan" is a plan under which awards are based on performance over a period longer than one fiscal year, other than a plan for options, SARs (stock option appreciation rights) or restricted share compensation.

DEFINED BENEFIT OR ACTUARIAL PLAN DISCLOSURE

The Company has no defined benefit or actuarial plan, under which benefits are determined by final compensation of years of services for the Company's officers and key employees.

COMPENSATION OF DIRECTORS

Directors who are Named Executive Officers are compensated as disclosed above in their capacities as executive officers; they receive no compensation for acting as directors.

Directors who are not executive officers of the Company are entitled a fee of $500 for each meeting of the Board of Directors attended. Payment is made in the form of 138 shares at a deemed price of $3.63 per share. Additionally, non-executive officers and Directors were granted incentive stock options to purchase an aggregate of 50,000 common shares.

During the Company's most recently completed fiscal year, the following incentive stock options were granted to the Company's Directors, other than the Named Executive Officers:


   Name               Date of Grant      No. of Options Granted        Exercise Price      Expiration Date
   ----               -------------      ----------------------        --------------      ---------------
   Emile D Stehelin   June 2, 1997              25,000                     $3.50            June 2, 1999
   Martin G. Abbott   June 2, 1997              25,000                     $3.50            June 2, 1999

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS

The Company has no employment contracts with the Named Executive Officers, however, it has entered into consulting agreements which include termination provisions. Refer to "Management Contracts" for further particulars.

REPORT ON REPRICING OF OPTIONS/SARS

The Company has not, since October 31, 1993 and during the most recently completed financial year, repriced downward any options or SARs held by the Named Executive Officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Robert L. Hodgkinson, Emile D. Stehelin and Martin G. Abbott were members of the Compensation Committee in 1997. Mr. Hodgkinson is the Chair of the Committee. He has served as the Company's Chief Executive Officer since 1989.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is responsible for reviewing the Company's compensation policies and practices and making recommendations to the Board with respect to compensation matters. It has no formal compensation policy. However, executive officers are compensated in a manner consistent with their respective contributions to the overall benefit of the Company.

Executive compensation is based on a combination of factors, including a comparative review of information provided to the Compensation Committee by compensation consultants, recruitment agencies, and auditors, as well as historical precedent.

The Company's executive compensation is based upon the recognition that the Company is a young, growing company which is best served by executives who are prepared to accept lower levels of cash compensation in return for the potentially greater rewards which may become available if the Company proves successful. Therefore, the compensation programs are strongly oriented towards long-term incentives which are designed to provide the Company's executives with substantial rewards based upon the Company's long-term success. This approach has the further benefit of aligning the interests of the Company's executives with those of its shareholders.

With these principles in mind, the Compensation Committee has set forth the following guidelines:

1. Provide a total compensation package that will attract talented individuals to the Company and provide them with motivation to excel in their performance with a view to building long-term shareholder value;

2. limit cash compensation to amounts which are reasonable but moderate in view of the Company's current stage of growth; and

3. provide substantial long-term incentive benefits which will reward long-term commitment to the Company.

The Company currently pays each of its Named Executive Officers annual consulting fees pursuant to consulting agreements. Mr. Hodgkinson, Mr. Leuschner and Mr. Bourgeois were each paid an annual fee of $150,000, $150,000 and $118,000 respectively in the last fiscal year. Refer to "Management

Contracts" for further particulars. Fees are fixed by the Board of Directors after consultation with the Compensation Committee. Fee levels are reviewed at least annually and more often when circumstances warrant. No increases in these fee levels were made in the last fiscal year.

Stock options are granted to executive officers and other key employees whose contributions are considered important to the long-term success of the Company. Stock options have historically been granted by the Board of Directors on a case-by-case basis based upon the Board's evaluation of an individual's past and potential future contributions to the Company. Stock options are used to attract new management personnel to the Company. In granting stock options, the Board of Directors take into consideration the fact that compensation paid to its executive officers and key employees may tend to be below industry averages. No stock options were granted to executive officers in 1997.

The Compensation Committee is prepared to consider a compensation component which is performance related. There was no compensation based on performance paid during the most recently completed fiscal year.

The foregoing report of the Compensation Committee and the Stock Price Performance Graph below shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "SEC") or subject to Regulations 14A or 14C of the SEC or the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general incorporation by reference of this Proxy Statement into other documents.

                                  THE COMPENSATION COMMITTEE

                                    Robert L Hodgkinson
                                    Emile D. Stehelin
                                    Martin G. Abbott

PERFORMANCE GRAPH

The following chart compares the total cumulative shareholder return for $100 invested in common shares of the Company (based on change in year end stock price and assuming reinvestment of all dividends) beginning on December 31, 1992 with the cumulative total return of The Toronto Stock Exchange Total Return Index Value ("TRIV") and Standard & Poors, Oil Exploration and Development Index Indices for the five most recently completed fiscal years of the Company:

                          OPTIMA PETROLEUM CORPORATION
             COMPARISON OF 5 YEAR TOTAL COMMON SHAREHOLDERS' RETURN


                              [PERFORMANCE GRAPH]


                             1992       1993        1994        1995       1996        1997
                             ----       ----        ----        ----       ----        ----
OPP                         $3.25       $4.85      $5.50       $3.90       $3.30      $1.50

TSE TRIV (1)               6,201.72   8,220.23    8,205.73    9,397.97   12,061.95  13,868.54

Standard & Poors Oil &      92.40       88.57      69.77       81.07       73.01      70.76
Exploration and
Production


(1) The Company's common shares were listed and trading on The Toronto Stock Exchange in December 1993, and were delisted from the Vancouver Stock Exchange on March 17, 1994 due to low trading volume and because the Toronto Stock Exchange was the principal exchange for trading the Company's shares.

                              MANAGEMENT CONTRACTS

During the most recently completed financial year, the following compensation was paid to the Company's executive officers (including the Named Executive Officers):

1. Pursuant to a consulting agreement dated February 1, 1996 (the "Agreement"), $12,500 per month was paid to Hodgkinson Equities Corporation ("Hodgkinson") for services provided to the Company which are normally expected of an executive officer. In addition, Hodgkinson is entitled to options exercisable into 200,000 common shares of the Company (issued). Hodgkinson is subject to a non-competition clause for a period of 6 months after the termination of the agreement. The agreement may be terminated upon 3 months' written notice by either party. The principal shareholder of Hodgkinson is Robert Hodgkinson, the President, Chief Executive Officer and a director of the Company, and a Named Executive Officer. Compensation equal to two full years of consultant fees is payable if a change of control of the Company results in termination of the Agreement. Subsequent to the Company's fiscal year end, the Agreement was amended pursuant to an amending agreement between the Company and Hodgkinson made as of the 1st day of January, 1998, pursuant to which the term of the Agreement was extended by a further 12 month period, expiring on December 31, 1998, and compensation payable if a change of control of the Company results in termination of the Agreement was reduced from two years of consulting fees to one year of consulting fees.

2. Pursuant to a consulting agreement dated February 1, 1996 (the "Agreement"), $12,500 per month was paid to Leuschner International Resources Ltd. ("Leuschner") for services provided to the Company which are normally expected of an executive officer. The Chairman and principal shareholder of Leuschner is William Leuschner, the Chairman and a director of the Company, and a Named Executive Officer. In addition, Leuschner is entitled to options exercisable into 200,000 common shares of the Company (issued). Leuschner is subject to a non-competition clause for a period of 6 months after the termination of the agreement. The agreement may be terminated upon 3 months' written notice by either party. Compensation equal to two full years from consultant fees is payable if a change of control of the Company results in termination of the consulting agreement. Subsequent to the Company's fiscal year end, the Agreement was amended by an amending agreement between the Company and Leuschner made as of the 1st day of January, 1998 (the "Amendment"), pursuant to which the term of the Agreement was extended by a further 12 month period expiring December 31, 1998, and compensation payable if a change of control of the Company results in termination of the Agreement was reduced from two years of consulting fees to one year of consulting fees. The Amendment also provides for costs to wind up the Calgary office.

3. Pursuant to a consulting agreement effective January 1, 1996 (the "Agreement"), a combination of $8,000 per month was paid and 500 common shares per month were issued to Ronald P. Bourgeois ("Bourgeois"), Chief Financial Officer, Secretary and a director of the Company, and a Named Executive Officer, for a combined monthly compensation of $9,815, for services provided to the Company which are normally expected of an executive officer. In addition, Bourgeois is entitled to options exercisable into 150,000 common shares (only options for 75,000 common shares have been issued). Bourgeois is subject to a non-competition clause for a period of 6 months after the termination of the agreement. The agreement may be terminated upon 3 months' written notice by either party. Compensation equal to two full years of consultant fees is payable if a change of control of the Company results in termination of the consulting agreement. Subsequent to the Company's fiscal year end, the Agreement was amended by an amending agreement between the Company and Bourgeois (the "Amendment"), pursuant to which the term of the Agreement was extended by a further 12 month period expiring December 31, 1998 and, commencing January 1, 1998, the fees payable to Bourgeois were increased to $10,000 per month and the issuance of common shares per month ceased. The Amendment also provides that compensation payable if a change of control of the Company results in termination of the Agreement be reduced from two years of consulting fees to one year of consulting fees.

                  INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

All material interests, direct or indirect, of any Director, senior officer or insider of the Company, nominee for director, or any associate or affiliate of a director, senior officer, insider or nominee, in any transaction or any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries since the commencement of the last completed fiscal year are disclosed below.

During the last fiscal year, the Company purchased back 323,100 common shares for cancellation pursuant to an issuer's bid, which is an open market stock repurchase program. Under the bid, the issuer, being the Company could purchase up to 550,000 common shares of the Company in the open market through the facilities of the TSE. The bid commenced December 20, 1996 and remained open until December 19, 1997. As at the record date, the Company has repurchased a total of 350,000 shares for cancellation.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the AGM. For the purpose of this paragraph, "Person" shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company's last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

                      PARTICULARS OF MATTERS TO BE ACTED ON

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

GENERAL

The directors of the Company are elected annually and hold office until the next annual general meeting of the shareholders or until their successors are appointed. In the absence of instructions to the contrary, the enclosed proxy will be voted for the seven nominees listed herein.

The nominees for the office of director and information concerning them as furnished by the individual nominees are as follows:


Name, Age, Occupation (1), First and Present     Date(s) Served as a     Common Shares Held (3)
Company Position(2)                                    Director           (including options)
-------------------------------------------      -------------------     ----------------------
ROBERT L. HODGKINSON (49)  (A)(B)                  Since April 1989           1,150,000(4)
President, CEO and Director

WILLIAM C. LEUSCHNER (69) (A)                       Since May 1989              685,225(5)
President, Leuschner International Resources
Ltd.; Natural Resource Consultant and
Investor
Chairman of the Board and Director

RONALD P. BOURGEOIS (45) (C)                      Since August 1993             134,151(6)
Prior to August, 1993:  Principal of
Lakewood Capital Group, Inc., April
1989-June 1993
Secretary, CFO and Director

EMILE STEHELIN (53) (A)(B)(C)                      Since April 1989             672,342(7)
President, E.V.E.M. Limited
Director

(A)     Member of the Company's Executive Committee.

(B)     Member of the Company's Compensation Committee.

(C)     Member of the Company's Audit Committee.

(1) Unless otherwise stated above, each of the above-named nominees has held the principal occupation or employment indicated for at least five years.

(2) For the purposes of disclosing positions held in the Company, "Company" includes the Company and any parent or subsidiary thereof.

(3) Numbers of common shares beneficially owned by nominees (directly or indirectly, or over which control or direction is exercised) are based on information furnished to the Company by the nominees. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission as described in note (1) to the table under "Voting Securities and Principal Holders of Voting Shares".

(4) Includes shares held indirectly through Hodgkinson Equities Corporation, a company wholly-owned by Robert L. Hodgkinson and 200,000 options.

(5) Includes shares held indirectly in the name of Leuschner International Resources Ltd., a company wholly-owned by William C. Leuschner and 125,000 options.

(6)     Includes 75,000 options.

(7)     Includes 75,000 options.

ROBERT L. HODGKINSON: Director, President and Chief Executive Officer of the Company since 1989. From 1982 to November 1990, he was Vice President with L.O.M. Western Securities Ltd., a securities firm in Vancouver, British Columbia. From April 1993, to September 1995, Mr. Hodgkinson was a director of Roxbury Capital Corp. From February 1996, Mr. Hodgkinson has served as Director of Equatorial Energy Inc., formerly Australian Oilfields Pty. Ltd.

WILLIAM C. LEUSCHNER: Director and Chairman of the Company since 1989. Mr. Leuschner is a professional geologist with a Bachelor of Geology from Texas A&M in 1950. In 1982, he founded Leuschner International Resources Ltd., a private hydrocarbon consulting and independent oil and gas producing firm, of which he is President. From 1982 to 1992, he was president of Arenosa Resource Corporation, a private oil and gas company, subsequently sold to the Company. Between 1984 and 1995, he was a Director of Skyline Natural Resources, a publicly-traded company on the Alberta Stock Exchange.

RONALD P. BOURGEOIS: Director and Chief Financial Officer since June 1993 and Secretary since August, 1993. Mr. Bourgeois is a chartered accountant with a Bachelor of Commerce (Hons) from the University of Manitoba in 1973 and achieved his chartered accountant designation in 1976 after articling with Coopers & Lybrand. Prior to his employment with the Company, Mr. Bourgeois served as the President of the General Partner of each limited partnership managed by Lakewood Capital Group Inc. from June 1989 to June 1993. Lakewood Capital Group Inc. was an oil and gas investment management company. From September 1994 to September 1995, Mr. Bourgeois was a director and officer of Roxbury Capital Corp.

EMILE D. STEHELIN: Director of the Company since 1989. Since 1972, Mr. Stehelin has been President and Director of E.V.E.M. Limited, a private holding company with interests in real estate, property management, construction and mining.

Management does not contemplate that any of the above nominees will be unable to serve as a director.

The Company has no other executive officers other than those listed above.

For information on the committees appointed by the Board of Directors, see "Corporate Governance".

During the 1997 fiscal year, the Board of Directors held four Board meetings. Each director attended all meetings held by the Board of Directors and the committees thereof on which each such director served.

COMPLIANCE WITH SECTION 16(a) OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires the Company's directors, its executive officers and any persons holding more than ten percent (10%) of the Company's common shares to file reports of ownership and changes in ownership of the Company's common shares with the SEC and the National Association of Securities Dealers. Such persons are also required by the SEC rules to furnish the Company with copies of all forms filed pursuant to section 16(a). Specific due dates for these reports have been established and based on the reports filed during the most recent fiscal year, the Company is required to report in this Proxy Statement any failure to file by these dates during the most recent fiscal year or prior fiscal years. In making these statements, the Company has relied on the written representations of its directors and officers and its ten percent (10%) shareholders and copies of the reports that they have filed with the SEC. To the best of the Company's knowledge, all of the filing requirements were satisfied by the Company's directors, executive officers and ten percent (10%) shareholders.

VOTE REQUIRED

To effect the ordinary resolution voting for the directors of the Company, the ordinary resolution must be passed a majority of the votes present and voting at the Meeting in respect to this Proposal No. 1.

THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE NOMINATION OF THESE PARTIES AS DIRECTORS OF THE COMPANY AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR SUCH NOMINEES.

            PROPOSAL NO. 2 - APPOINTMENT AND REMUNERATION OF AUDITOR

GENERAL

Shareholders will be asked to approve the appointment of KPMG, Chartered Accountants as the independent auditor of the Company to hold office until the next annual general meeting of the shareholders at a remuneration to be fixed by the board of directors. KPMG was first appointed on December 23, 1991.

A representative of KPMG is expected to attend the AGM to make any statements he or she may desire and to respond to shareholders' questions.

VOTE REQUIRED

To effect the ordinary resolution voting for the appointment of KPMG as the auditor of the company at a remuneration to be fixed by the Directors, the ordinary resolution must be passed a majority of the votes present and voting at the Meeting in respect to this Proposal No. 2.

THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF KPMG AS THE AUDITOR OF THE COMPANY AT A REMUNERATION TO BE FIXED BY THE DIRECTORS, AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR IN FAVOUR OF PROPOSAL NO. 2.

                   STATEMENT OF CORPORATE GOVERNANCE PRACTICES

MANDATE OF THE BOARD

Generally speaking, the Company's Board supervises the management of the business and affairs of the Company. More specifically, the Board has a mandate to provide guidance to the Company's management in the following areas:

        -       long term strategic planning

        -       risk analysis and monitoring of risk management systems

        - overseeing the appointment and training of senior management and monitoring their performance, including succession planning

        - establishing and monitoring the Company's communications policy as implemented by the Company's investor relations personnel and ensuring that they address the feedback and concerns of shareholders in particular

        - ensuring the integrity of the Company's systems for internal controls and management information

        -       developing the Company's approach to governance issues

        - reviewing management's performance on a regular basis, being at least four times annually

        - reviewing the Company's business plan on a regular basis, being at least four times annually

        - reviewing and approving the quarterly and annual financial statements

        -       calling shareholders' meetings

        -       reviewing and approving all major public disclosure documents

        -       appointing members to the various committees

        - develop the description for the Board and the CEO, including the corporate objectives to be met by the CEO

The Board is aware of the expectations of The Toronto Stock Exchange ("TSE") regarding corporate governance and it conducts itself, to the best of its ability, in a manner consistent with those expectations.

COMPOSITION OF THE BOARD

The Company's Board presently consists of five Directors. Two members of the Board are outside Directors who are not members of Management. All of these outside Directors, representing a minority of the Board, can be considered "unrelated" directors in that they do not have any interest or business or other relationship which could or could reasonably be perceived to materially interfere with their ability to act with a view to the best interests of the Company. The Company does not have a significant shareholder who is able to elect a majority of the Company's Board.

The Company does not have the TSE recommended majority of its Board comprised of unrelated directors. The Board believes that the extra cost of additional unrelated directors is not presently warranted by the Company's size, although this matter will be kept under review in light of future developments.

COMMITTEES

The Board presently has three committees to which it has assigned specific responsibilities.

AUDIT COMMITTEE

The Audit Committee consists of three Directors, two of whom are outside Directors and all of whom are unrelated directors. It carries out the following responsibilities:

        -       reviewing the Company's audited financial statements

        - meeting with the Company's management and auditors for that purpose

        - oversight responsibility for management reporting on internal control

During the 1997 fiscal year, the Audit Committee held one meeting.

COMPENSATION COMMITTEE

The Compensation Committee presently consists of three Directors, two of whom are outside Directors and all of whom are unrelated Directors. It carries out the following responsibilities:

        - considering and approving compensation of management and of the Board and ensuring that it is commensurate with the level of responsibility and risk involved

        - assessing effectiveness of the Board, the committees and the contribution of individual directors

        - proposing new nominees for the Board and assessing directors on an ongoing basis

        - providing orientation and education for newly appointed directors

        -       defining responsibilities for the Board and management

Disclosure regarding the Compensation Committee and the Report on Executive Compensation is also made under "Executive Compensation".

During the 1997 fiscal year, the Compensation Committee held two meetings.

EXECUTIVE COMMITTEE

The Executive Committee presently consists of three Directors, one of which is an outside Director and all of whom are unrelated Directors. It carries out the following responsibilities:

        - approval of business decisions involving the expenditures of not greater than $1,000,000; expenditures in excess of this amount require full Board approval

        - examine the size of the Board with a view to determining the impact of the number upon effectiveness, undertake where appropriate, a program to reduce the number of directors to a number which facilitates more effective decision making.

During the 1997 fiscal year, the Executive Committee held two meetings.

Members of each of the foregoing committees are identified under "Election of Directors".

            INDEBTEDNESS OF DIRECTORS, EXECUTIVE AND SENIOR OFFICERS

During the last completed fiscal year, no director, executive officer or senior officer or nominee for Director of the Company has been indebted to the Company or any of its subsidiaries, nor has any of these individuals been indebted to another entity which indebtedness is the subject of a guarantee, support in agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
                             FOR 1999 ANNUAL MEETING

Any proposal, relating to a proper subject, which a shareholder may intend to present for action at the Annual Meeting of Shareholders to be held in 1999, and which such shareholder may wish to have included in the proxy materials for such meeting in accordance with the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, must be received in proper form by the Secretary of the Company not later than December 31, 1998 at Suite 600 - 595 Howe Street, Vancouver,

British Columbia, Canada V6C 2T5. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

                         FINANCIAL AND OTHER INFORMATION

The Company's consolidated financial statements for the three year period ended December 31, 1997 included in the Company's 1997 Annual Report on Form 10-K (Amendment No. 2) (the "Report on Form 10-K") and the discussion of the Company's financial condition contained in Item 7 of the Report on Form 10-K (Amendment No. 2), "Management Discussion and Analysis of Financial Condition and Results of Operations" and are incorporated herein by reference. A copy of these items have been distributed to shareholders.

All documents filed by the Company from the record date to the date of the Meeting shall be incorporated by reference into this Proxy Statement.

                                 OTHER BUSINESS

Management is not aware of any matters to come before the AGM other than those set forth in the Notice of Annual Meeting of Shareholders. If any other matter properly comes before the AGM, it is the intention of the persons named in the Proxy to vote the shares represented thereby in accordance with their best judgment on such matter.

The contents and the sending of this Proxy Statement to shareholders has been approved by the directors of the Company.

                                            ON BEHALF OF THE BOARD


                                            /s/  ROBERT L. HODGKINSON
                                            -------------------------------
                                            ROBERT L. HODGKINSON, PRESIDENT

                                      PROXY


THIS PROXY IS SOLICITED BY MANAGEMENT AND BOARD OF DIRECTORS OF OPTIMA PETROLEUM CORPORATION (THE "COMPANY") FOR THE ANNUAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON JUNE 30, 1998.

The undersigned shareholder of the Company hereby appoints ROBERT L. HODGKINSON, Chief Executive Officer, President and a director of the Company, or failing this person, WILLIAM C. LEUSCHNER, Chairman of the Board and a director of the Company, or in the place of the foregoing, ______________________________ (PLEASE PRINT THE NAME), as proxyholder for and on behalf of the shareholder with the power of substitution to attend, act and vote for and on behalf of the shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned shareholder were present at the Meeting, or any adjournment thereof, in the manner specified for the resolutions set forth below.


                                                           For  Withhold                                    For    Against  Abstain
                                                                Authority
                                                                 to Vote

 1.(a) to elect Robert L. Hodgkinson as director           [ ]    [ ]       3. To approve transactions of
                                                                               such other business as is
                                                                               properly before the meeting.  [ ]      [ ]     [ ]
   (b) to elect William C. Leuschner as director           [ ]    [ ]

   (c) to elect Ronald P. Bourgeois as director            [ ]    [ ]

   (d) to elect Emile Stehelin as director                 [ ]    [ ]

 2. To appoint KPMG, Chartered Accountants, as auditor.    [ ]    [ ]


THE UNDERSIGNED SHAREHOLDER HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN FOR THE MEETING.


SIGNATURE:______________________________________DATE:______________________
           (PROXY MUST BE SIGNED AND DATED)

If someone other than the named shareholder signs this Proxy on behalf of the named shareholder, documentation acceptable to the Chair of the Meeting must be deposited with this Proxy granting signing authority to the signing person.

To be used at the Meeting, this Proxy must be received at the offices of MONTREAL TRUST COMPANY OF CANADA by mail or by fax no later than 48 hours prior to the time of the Meeting or with the Chair of the Meeting on the day of the Meeting prior to its commencement. The mailing address of MONTREAL TRUST COMPANY OF CANADA, IS 4TH FLOOR, 510 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA CANADA, V6C 3B9 and its fax number is (604) 683-3694.

1. IF THE SHAREHOLDER WISHES TO ATTEND THE MEETING TO VOTE ON THE RESOLUTIONS IN PERSON, please register your attendance with the Company's scrutineers at the Meeting.

2. IF THE SHAREHOLDER'S SECURITIES ARE HELD BY AN INTERMEDIARY (EG. A BROKER) AND THE SHAREHOLDER WISHES TO ATTEND THE MEETING TO VOTE ON THE RESOLUTIONS, please insert the shareholder's name in the blank space provided, do not indicate a voting choice by any resolution, sign and date and return the Proxy in accordance with the instructions provided by the intermediary. Please contact the intermediary if there are any questions. At the Meeting a vote will be taken on each of the resolutions as set out on this Proxy and the shareholder's vote will be counted at that time.

3. IF THE SHAREHOLDER CANNOT ATTEND THE MEETING BUT WISHES TO vote on the resolutions, the shareholder can APPOINT ANOTHER PERSON, who need not be a shareholder of the Company, to vote according to the shareholder's instructions. To appoint someone other than the nominees named by management, please insert your appointed proxyholder's name in the space provided, sign and date and return the Proxy. Where no choice on a resolution is specified by the shareholder, this Proxy confers discretionary authority upon the shareholder's appointed proxyholder to vote for or against or withhold vote or abstain from voting with respect to that resolution, as applicable, provided that with respect to a resolution relating to a director nominee or auditor, the proxyholder only has the discretion to vote for or withhold vote for such nominee.

4. IF THE SHAREHOLDER CANNOT ATTEND THE MEETING BUT WISHES TO vote on the resolutions and to APPOINT ONE OF THE NOMINEES NAMED BY MANAGEMENT as proxyholder, please leave the wording appointing a nominee as shown, sign and date and return the Proxy. WHERE NO CHOICE IS SPECIFIED BY A SHAREHOLDER ON A RESOLUTION SHOWN ON THE PROXY, A NOMINEE OF MANAGEMENT ACTING AS PROXYHOLDER WILL VOTE THE SECURITIES AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE.

5. The securities represented by this Proxy will be voted or withheld or abstained from voting in accordance with the instructions of the shareholder on any ballot of a resolution that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. With respect to any amendments or variations in any of the resolutions shown on the Proxy, or matters which may properly come before the Meeting, the securities will be voted by the nominee appointed as the proxyholder, in its sole discretion, sees fit. For those shareholders voting against the proposals, the discretionary authority of the proxyholder will not be voted to adjourn or postpone the Meeting.

6. If the shareholder votes by completing and returning the Proxy, the shareholder may still attend the Meeting and vote in person should the shareholder later decide to do so. To vote in person at the Meeting, the shareholder must revoke the Proxy in writing as set forth in the Information Circular.

7. This proxy form is not valid unless it is dated and signed by the shareholder or by the shareholder's attorney duly authorized by the shareholder in writing, or, in the case of a corporation, by its duly authorized officer or attorney for the corporation. If the Proxy is executed by an attorney for an individual shareholder or joint shareholders or by an officer or an attorney of a corporate shareholder, the instrument so empowering the officer or the attorney, as the case may be, or a notarial copy thereof, must accompany the Proxy.

8. To be valid, this proxy form, duly dated and signed, must arrive at the office of the Registrar and Transfer Agent of the Company, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting, or delivered to the Chair of the Meeting prior to the commencement of the Meeting.

                      SUPPLEMENTAL MAILING LIST RETURN CARD


                              (National Policy 41)


NOTICE TO SHAREHOLDERS OF OPTIMA PETROLEUM CORPORATION


On October 28, 1987, the Canadian Securities Administrators gave approval to National Policy Statement No. 41 - Shareholder Communication (the "Policy") which essentially established a framework for communication between issuers and their registered and non-registered shareholders.


Companies incorporated in British Columbia were formerly required to deliver interim (semi-annual) financial statements only to their registered shareholders. The Policy now exempts companies from having to deliver these statements to their registered shareholders if the companies send 1st, 2nd and 3rd quarter financial statements to those shareholders, whether registered or not, who request in writing to receive them.


If you are a registered or non-registered shareholder, and wish to be placed on a supplemental mailing list for the receipt of these financial statements, you must complete and return the Supplemental Return Card below.


The supplemental mailing list will be updated each year and, therefore, a Return Card will be required annually in order to receive quarterly financial statements. All other shareholder mailings will continue to be mailed to registered shareholders in the normal manner without the completion of a Return Card.



--------------------------------------------------------------------------------
TO:     OPTIMA PETROLEUM CORPORATION (the "Company")


The undersigned certifies that he/she/it is the owner of securities (other than debt instruments) of the Company, and requests that he/she/it be placed on the Company's Supplemental Mailing List in respect of its quarterly financial statements.



---------------------------------------
Name (Please print)


---------------------------------------
Address


---------------------------------------
City/Province (or State)/Postal Code


---------------------------------------           ------------------------------
Signature of shareholder, or if shareholder is a Dated company, signature of authorized signatory.


PLEASE COMPLETE AND RETURN THIS DOCUMENT ALONG WITH YOUR PROXY IN THE ATTACHED ENVELOPE OR AS INDICATED below. AS THE SUPPLEMENTAL LIST WILL BE UPDATED EACH YEAR, A RETURN CARD WILL BE REQUIRED FROM YOU ANNUALLY IN ORDER FOR YOUR NAME TO REMAIN ON THE LIST.


                                      Montreal Trust Company of Canada
                                      4th Floor, 510 Burrard Street
                                      Vancouver, B.C., Canada  V6C 3B9


                                      Tel: (604) 661-9400
                                      Fax: (604) 683-3694